Virtus Dynamic AlphaSectorSM Fund and Virtus AlphaSectorSM Rotation Fund,

each a series of Virtus Opportunities Trust

Supplement dated December 28, 2012 to the Prospectuses dated January 31, 2012,

as supplemented and Statement of Additional Information (“SAI”) dated August 28, 2012

IMPORTANT NOTICE TO INVESTORS

Virtus Dynamic AlphaSectorSM Fund

Effective January 1, 2013, F-Squared Alternative Advisors, LLC (“F-Squared Alternative”) will serve as a subadviser to the fund through a transfer of its subadvisory responsibilities by F-Squared Institutional Advisors, LLC (“F-Squared Institutional”). Accordingly, all references to F-Squared Institutional as subadviser to the fund will be revised to F-Squared Alternative, effective January 1, 2013. F-Squared Alternative and F-Squared Institutional are wholly-owned subsidiaries of F-Squared Investment Management, LLC (“F-Squared”). The fund’s principal strategies and risks, portfolio management team and fees and expenses remain unchanged.

Virtus AlphaSectorSM Rotation Fund

Effective January 1, 2013, F-Squared Institutional will serve as a subadviser to the fund through a transfer of its subadvisory responsibilities by F-Squared. Accordingly, all references to F-Squared as subadviser to the fund will be revised to F-Squared Institutional, effective January 1, 2013. F-Squared Institutional is a wholly-owned subsidiary of F-Squared. The fund’s principal strategies and risks, portfolio management team and fees and expenses remain unchanged.

Investors should retain this supplement with the

Prospectuses and SAI for future reference.

VOT 8020/DASF&ASRF (12/2012)